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                          PUTNAM CAPITAL MANAGER LIFE
                        HARTFORD LIFE INSURANCE COMPANY

                    SUPPLEMENT DATED JANUARY 6, 1997 TO THE
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
           WITH RESPECT TO THE PUTNAM CAPITAL MANAGER LIFE PROSPECTUS
                               DATED MAY 1, 1996

If the Contract is purchased in the State of New York the following provisions of the Prospectus are amended as follows:

    In the Special Terms subsection of the Prospectus, the definition of Account Value is deleted and the following definition is added:

        Account Value: The current value of Accumulation Units plus the value of the Loan Account under the Contract. In the case of a Contract Owner who purchases the Contract in the State of New York ("New York Contract Owner") who elects to transfer into the Fixed Account, Account Value is the current value of the Fixed Account plus the value of the Loan Account under the Contract.

    The following definition is added:

        Fixed Account: Part of the General Account of Hartford Life to which a New York Contract Owner may allocate the entire Account Value.

    The definition for Loan Account is deleted and the following definition is substituted:

        Loan Account: An account in Hartford Life's General Account, established for any amounts transferred from the Sub-Accounts or, if a New York Contract Owner, from the Fixed Account for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

    The following is added to the Prospectus as a separate section following the section entitled "The Separate Account":

                               THE FIXED ACCOUNT

        THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

        Under the circumstances described under the heading "Transfer of Entire Account Value to the Fixed Account", New York Contract Owners may transfer no less than the entire Account Value to the Fixed Account. Account Value transferred to the Fixed Account becomes part of the general assets of Hartford Life. Hartford Life invests the assets of the General Account in accordance with applicable laws governing the investment of insurance company general accounts.

        Hartford Life currently credits interest to the Account Value transferred to the Fixed Account under the Contract at the Minimum Credited Rate of 3% per year, compounded annually. Hartford Life reserves the right to credit a lower minimum interest rate according to state law. Hartford Life may also credit interest at rates greater than the minimum Fixed Account interest rate. There is no specific formula for determining the interest credited to the Account Value in the Fixed Account.
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    The following language is added to the provision of the Prospectus entitled
"Deductions and Charges -- Administrative Charge":

        No Administrative Charge is deducted from Account Value in the Fixed Account.

    The following language is added to the provision of the Prospectus entitled "Deductions and Charges -- Mortality and Expense Risk Charge":

        No Mortality and Expense Risk Charge is deducted from Account Value in the Fixed Account.

    The following separate sections are added to the provision of the Prospectus entitled "Contract Benefits" :

        TRANSFER OF ENTIRE ACCOUNT VALUE TO THE FIXED ACCOUNT

        New York Contract Owners may transfer no less than the entire Account Value into the Fixed Account under the following circumstances: (i) during the first 18 months following the Date of Issue, (ii) within 30 days following a Contract Anniversary, or (iii) within 60 days following the effective date of a material change in the investment policy of the Separate Account which the New York Contract Owner objects to.

        A TRANSFER TO THE FIXED ACCOUNT MUST BE FOR THE ENTIRE ACCOUNT VALUE AND ONCE THE ACCOUNT VALUE HAS BEEN TRANSFERRED TO THE FIXED ACCOUNT, IT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BACK TO THE SEPARATE ACCOUNT.

        For New York Contract Owners who elect to invest in the Fixed Account, Hartford Life will transfer the entire Account Value from the Separate Account to the Fixed Account on the Monthly Activity Date next following the date on which Hartford Life received the transfer request. The Account Value in the Fixed Account on the date of transfer equals the entire Account Value; plus the value of the Loan Account; minus the Monthly Deduction Amount applicable to the Fixed Account and minus the Annual Maintenance Fee, if applicable. On each subsequent Monthly Activity Date, the Account Value in the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus interest credited since the last Monthly Activity Date; minus the Monthly Deduction Amount applicable to the Fixed Account; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Deduction Date. On each Valuation Date (other than an Monthly Activity Date) the Account Value of the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus any interest credited since the last Monthly Activity Date; minus any partial surrenders taken since the last Monthly Activity Date and minus any surrender charges deducted since the last Monthly Activity Date.

        DEFERRED PAYMENTS

        Hartford Life reserves the right to defer payment of any Cash Surrender Values and loan amounts which are attributable to the Fixed Account for up to six months from the date of request. If payment is deferred for more than 10 days, Hartford Life will pay interest at the Fixed Account Minimum Credited Interest Rate.

HV-2116
33-83656